UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

SAKER AVIATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Street, Pier 6 East River, New York, NY 10004
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (212) 776-4046

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01         Other Events.

On November 20, 2024, Saker Aviation Services, Inc. (the “Company”) was notified by the New York City Economic Development Corporation (“NYCEDC”) that NYCEDC intends to award the concession agreement (the “Concession Agreement”) for the operation of the Downtown Manhattan Heliport located at Pier 6 in Manhattan (the “Heliport”) to another company.

Under the Company’s current agreement (the “Interim Agreement”) with the NYCEDC, the Company has the exclusive right to operate as the fixed base operator for the Heliport until June 12, 2025. However, the Interim Agreement may be terminated by the NYCEDC at any time. If NYCEDC decides to terminate the Interim Agreement early or finalizes their decision to award the Concession Agreement to another company, the Company’s operations will cease, and the Company will not have a revenue generating business.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “if,” “intend,” “may,” “will,” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding any request for proposal process by the NYCEDC, any future agreement between the Company and the NYCEDC, and the Company’s expectations regarding any terms of any future agreement with the NYCEDC. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve as, and should not be relied on as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company. Some of the factors that could cause the Company’s actual results to differ materially from its expectations or beliefs are disclosed in the “Risk Factors” section, as well as other sections, of its reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2024		SAKER AVIATION SERVICES, INC.

	By:	/s/ Samuel Goldstein
Samuel Goldstein
President and Chief Executive Officer